Investment Strategy - Core Alternative ETF	Aug. 31, 2025
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies
Strategy Narrative [Text Block]
To achieve it investment objective, the Fund uses a combination of several strategies to produce capital appreciation while reducing risk exposure across market conditions.
The Fund invests primarily in U.S. equity securities that tend to offer current dividends. The Fund focuses on high-quality companies that have prospects for long-term total returns as a result of their ability to grow earnings and their willingness to increase dividends over time. These stocks typically – but not always – will be large-cap and show potential for increasing dividends. The Fund seeks to be diversified across industry sectors and regions. At all times, the Fund maintains long positions on index put options, which can protect the Fund from a significant market decline that may occur over a short period of time. The value of an index put option generally increases as the prices of the stocks constituting the index decrease and decreases as those stocks increase in price. From time to time, the Fund may reduce its holdings of put options, resulting in an increased exposure to a market decline. From time to time the Fund may also opportunistically buy or sell exchange traded index call options. The value of an index call option generally increases as the prices of the stocks constituting the index increase and decreases as those stocks decrease in price. Selling call options can serve to reduce the Fund’s volatility and provide steady cash flow; however, it also may reduce the Fund’s ability to profit from increases in the value of its equity portfolio. The combination of the diversified stock portfolio, the downside protection from index put options, and the occasional cash flow from the sale of index call options is intended to provide the Fund with the majority of the returns associated with equity market investments while exposing investors to less risk than other equity investments.
The Fund opportunistically invests where option pricing provides favorable risk/reward models and where gains can be attained independent of the direction of the broader U.S. equity market. The Fund uses proprietary models and analysis of historical portfolio profit and loss information to identify favorable option trading opportunities, including individual put and call options or spreads. In addition, the Fund’s investment strategy, with respect to both equity investing and options trading, takes into account fundamental business and macroeconomic factors (e.g., interest rates, strength of the dollar, and rate of domestic economic growth). However, the Fund employs discretionary trading models, and outputs from these models influence but do not dictate equity investment and options trading decisions. The Fund aims to preserve capital, particularly in down markets (including major market drawdowns), by utilizing individual put options or spreads as a form of risk mitigation. Option positions are held until either they expire or are liquidated to either capture gains as option expirations approach or to adjust positions to reduce or prevent losses and to take other potentially profitable positions.
While the Fund’s exposure to sectors may change over time, as of June 30, 2025, the Fund had significant exposure to companies in the Financial Services, Health Care, Industrials, Information Technology and Consumer Staples sectors.